UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 11, 2026

Aura Biosciences, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-40971	32-0271970
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

80 Guest Street
Boston, Massachusetts		02135
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 617 500-8864

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.00001 par value per share	AURA	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 11, 2026, Aura Biosciences, Inc. (the “Company”) held its 2026 Annual Meeting of Stockholders (the “Annual Meeting”). The proposals set forth below were submitted to the stockholders at the Annual Meeting, with each such proposal described in the Company’s definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on April 20, 2026.

The number of shares of the Company’s common stock, par value $0.00001 per share (“Common Stock”), entitled to vote at the Annual Meeting was 64,199,778. The number of shares of Common Stock present or represented by valid proxy at the Annual Meeting was 52,784,744. The number of votes cast for and against and the number of abstentions and broker non-votes with respect to each proposal voted upon at the Annual Meeting are set forth below.

Proposal 1 - Election of Directors

The Company’s stockholders elected the two (2) director nominees below to the Company’s Board of Directors as Class II directors to serve until the 2029 Annual Meeting of Stockholders of the Company and until their successor has been duly elected and qualified, or until their earlier death, resignation or removal.

Director Nominee	Votes For	Votes Withheld	Broker Non-Votes
David Johnson	34,542,193	6,628,297	11,614,254
Teresa Marie Bitetti	40,526,332	644,158	11,614,254

Proposal 2 - Ratification of Appointment of Independent Registered Accounting Firm

The Company’s stockholders ratified the appointment of Ernst & Young LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2026.

Votes For	Votes Against	Abstentions
52,752,601	17,348	14,795

There were zero broker non-votes regarding this proposal.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Aura Biosciences, Inc.

Date:	June 11, 2026	By:	/s/ Natalie Holles
Natalie Holles Chief Executive Officer and President (Principal Executive Officer)